UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

                  Investment Company Act File Number 811-04010

                                OCM Mutual Fund
               (Exact name of registrant as specified in charter)

                              2600 Kitty Hawk Road
                                   Suite 119
                              Livermore, CA 94551
              (Address of principal executive offices) (Zip code)


                               Gregory M. Orrell
                         Orrell Capital Management, Inc
                              2600 Kitty Hawk Road
                                   Suite 119
                              Livermore, CA 94551
                    (Name and address of agent for service)

       Registrant's telephone number, including area code: (925) 455-0802

                      Date of fiscal year end: November 30
                  Date of reporting period: November 30, 2013

ITEM 1. REPORT TO STOCKHOLDERS.

                                                                      LOGO
                                                                 -------------
                                                                 OCM GOLD FUND
                                                                 =============












                                                                 ANNUAL REPORT

                                                               NOVEMBER 30, 2013

Dear Fellow Shareholder:

The fiscal year ending November 30, 2013 was a difficult period for gold bullion prices and gold mining companies, despite what we believe to be an era of elevated risks associated with the unknown consequences of extreme monetary policies pursued by central banks since the 2008 global financial crisis. During the fiscal year, the price of gold bullion declined 27.40%, which was the largest contributor to the OCM Gold Fund's performance. The OCM Gold Fund Investor Class and Advisor Class declined 47.03% and 46.75%, respectively (Investor Class declined 49.41% after maximum sales load), for the fiscal year. In comparison, over the same period, the Philadelphia Gold and Silver Index ("XAU") declined 48.02% as shares of gold mining companies suffered across the board due to their leverage to gold prices, while the S&P 500 Index was up 30.30%. Investor confidence appears to have been boosted by the belief the U.S. economy had regained its economic foothold, prompting rotation out of defensive positions in gold assets and into equities throughout the year.

Despite this negative narrative, we believe the rationale for owning gold assets as protection against monetary policy decisions designed to promote currency debasement remains a sound investment strategy, for the reasons discussed below.

                                GOLD PRICE CHART

                        12/1/2008                 778.00
                         6/1/2009                 981.80
                        12/1/2009               1,192.50
                         6/1/2010               1,227.80
                        12/1/2010               1,385.50
                         6/1/2011               1,533.80
                        12/1/2011               1,752.00
                         6/1/2012               1,606.00
                        12/1/2012               1,720.00
                         6/1/2013               1,402.50
                        12/1/2013               1,229.50

Source: WGC, Global Insight

MARKET COMMENTARY

The disappointing performance of gold and shares of gold mining companies over the past year in the face of strong demand fundamentals for gold bullion and the heightened uncertainty surrounding the future purchasing power of paper currencies would appear, in our opinion, to be at odds with each other. As Asian countries purchased record amounts of physical bullion in 2013, western market participants sold gold in the futures market and liquidated positions in Exchange Traded Funds ("ETFs") at an aggressive rate. Using the back-drop of the Federal Reserve's signal to reduce its monthly bond purchases from $85 billion per month ("tapering"), traders amassed large short positions in gold and proceeded to force trades in the market to affect price. This activity ignores the fact the Federal Reserve has leveraged its balance sheet from $500 billion to $4 trillion since 2008, for which there is no precedent in the history of central banking. In essence, we believe the gold market has been held captive for the past year by talk and anticipation of the Federal Reserve's move to "taper" its quantitative easing or money printing policy. The hubris of the shorts was compounded by India's decision to impose 10% import duties on gold in an attempt to address its growing current account deficit. Additionally, the strong performance by U.S. equity markets encouraged capital flows to move with the momentum of the markets which resulted in further downward pressure on gold prices.

Countering the wave of selling activity was strong demand for gold bullion out of Asia. Gold imports into China in 2013 more than doubled over 2012 to 1,158 tons, establishing China as the largest market for gold bullion, supplanting India. China also ranks as the largest producer of gold with approximately 400 tons of gold mined per year. The negative narrative on gold failed to quell demand for American gold coins as the U.S. Mint reported a 14% increase from 2012 levels and the purchase of silver coins climbed 33% to a record 44 million ounces. Mints in Australia and Austria also reported working 24 hours per day to meet demand for gold coins and refined products. Central banks continued to be net purchasers of gold, with an estimated 350 tons purchased in 2013; led by Russia with 79 tons and South Korea's purchase of 67 tons. The need to diversify foreign exchange holdings was the stated reason for gold purchases by these central banks. These examples of further diversification away from the U.S. dollar underscore the threat facing the U.S. dollar as the world's reserve currency, as the geopolitical and global economic landscape evolves. Moreover, there is speculation that Saudi Arabia may abandon its policy of only accepting U.S. dollars for oil and instead accept other currencies from its trading partners, such as Chinese yuan, which is poised to overtake the United States as Saudi Arabia's largest customer. This move could be a major shift for the value of the U.S dollar.

One of the more puzzling developments in the gold market over the past year was Germany's central bank (Bundesbank) decision to repatriate a portion of its gold held in Paris and New York back to Germany. Bowing to political pressure, the Bundesbank announced it would call back 674 tons or 20% of its gold reserves. While pulling the gold back to within its borders is not that odd, the announcement that it would take eight years to do it was. It begged the question, why not just send a transport plane to New York and be done with it? The Bundesbank's explanation that the gold needed to be refined into "good delivery" form failed to quell speculation that the gold needed had been sold and needed to be repurchased or that it had been lent out and it would take that long to get the gold back. Combined with other anecdotal evidence, such as ABM Amro's decision to not allow gold bullion accounts to receive physical delivery of their gold combined with a rapid drawdown of COMEX (the primary market for trading metals) warehouse inventories, the tightness of the physical bullion market versus the paper gold market represented by futures contracts and other paper instruments is gaining wider attention by the market.

It is our belief that the decrease in the gold price following Germany's decision to repatriate its gold in mid-April of 2013 was an orchestrated event by bullion banks and commercial interests to cover large short positions established as the gold price rose to $1,900. Commercial interests have now established sizable net long positions countered by record short positions accumulated by speculative interests at a time of record negative sentiment toward gold. Commercial net long positions now stand at levels not seen since the end of 2008 when gold was trading at $875/ oz. prior to its two year assent to record highs.

Overall, we believe investors will look back on this period as a mid-cycle correction in a secular bull market, similar to the 1975-76 correction when gold declined from $193.00 to $103.00 over an 18-month period prior to advancing to a peak of $850 by 1980. It is not uncommon for secular bull markets to experience mid-cycle corrections where investors lose belief and sentiment turns negative prior to the biggest leg of the cycle. In our opinion, the premise for owning gold assets does not dissipate with the Federal Reserve's move to lower its monthly bond purchases. We believe it will become evident to the market that the Federal Reserve will not be able to extricate itself from the extreme monetary policies that the markets have come to rely on without serious adverse deflationary repercussions to the global economy. While we understand consensus opinion on Wall Street believes otherwise at the moment, it is our opinion it will become clear that the policy of quantitative easing will continue indefinitely with risks of accelerated currency debasement through inflation or some other form. Once it is apparent the Federal Reserve is hand tied, we believe investors in the West will once again appreciate the inherent monetary value of gold and value of owning shares of gold mining companies.

SHARES OF GOLD MINING COMPANIES /INVESTMENT STRATEGY

The gold mining industry has gone through a period of self reflection as poor share price performance and competition from ETF bullion products has led to a chorus of investor criticism. The market, in effect, is bringing management to task for its lack of discipline on deployment of capital and a growth of production at all cost mentality. Consequently, we have seen significant turnover in the senior management ranks of the large gold mining companies along with boards of mining companies shelving high risk capital projects. Despite the painful experience of the past couple of years for investors in shares of gold mining companies, we are of the opinion that the stage is being set for a period of revival of gold mining companies' share prices as gold mining companies get back to sound business principles in order to achieve the desired earnings leverage investors in shares of gold mining companies are looking for, along with participation in cash flow through dividends. The more disciplined approach to the gold mining business also means we likely have seen peak annual gold production by the gold mining industry and this curtailment of new gold mining projects could constrain future gold supply.

Our investment approach in the lower gold price environment has been to favor companies with superior asset quality and a history of management execution, such as Goldcorp, Inc. and Randgold Resources Ltd. ADR. We have eliminated positions in mining companies that failed to deliver on forecasts along with mining companies needing to access the capital markets. As a result, the Fund's position in exploration and development companies has been pared back significantly over the past year as the risk of massive shareholder dilution at depressed share valuations outweighed the rewards in many cases, in our opinion. We are also tracking with keen interest, through the Fund's shareholding in AngloGold Ashanti Ltd. ADR, the development of new technology to be deployed in 2014 that will allow for continuous mechanized mining of the reefs in the South African mines, which we believe has a chance to be a game changer in the industry and lead to a positive re-rating of the South African gold miners.

CONCLUSION

The negative narrative that has accompanied the correction in the gold price over the past two years has successfully frightened investors into selling gold assets at a time when sovereign credit quality is deteriorating and the need to debase currencies at an accelerated rate to meet future obligations risks the future purchasing power of paper currencies. Further, we are convinced the market is underestimating the potential for collateral damage in the equity and bond markets from the extreme monetary policies that have been instituted since 2008. Consequently, we believe the rationale for owning gold assets as protection against monetary policy decisions designed to promote currency debasement remains a sound investment strategy.

We appreciate your shareholding and confidence in the OCM Gold Fund during this challenging period and we look forward to our strategy meeting your long-term investment objectives. Should you have any questions regarding the Fund or gold, please contact your financial adviser or you may contact us at 1-800-628-9403.

Sincerely,


/S/ GREGORY M. ORRELL
---------------------
Gregory M. Orrell
President and Portfolio Manager
January 27, 2014


--------------------------------------------------------------------------------

INVESTING IN THE OCM GOLD FUND INVOLVES RISKS INCLUDING THE LOSS OF PRINCIPAL. MANY OF THE COMPANIES IN WHICH THE FUND INVESTS ARE SMALLER CAPITALIZATION COMPANIES WHICH MAY SUBJECT THE FUND TO GREATER RISK THAN SECURITIES OF LARGER, MORE-ESTABLISHED COMPANIES, AS THEY OFTEN HAVE LIMITED PRODUCT LINES, MARKETS OR FINANCIAL RESOURCES AND MAY BE SUBJECT TO MOREABRUPT MARKET MOVEMENTS. THE FUND ALSO INVESTS IN SECURITIES OF GOLD AND PRECIOUS METALS WHICH MAY BE SUBJECT TO GREATER PRICE FLUCTUATIONS OVER SHORT PERIODS OF TIME. THE FUND IS A NON-DIVERSIFIED INVESTMENT COMPANY MEANING IT WILL INVEST IN FEWER SECURITIES THAN DIVERSIFIED INVESTMENT COMPANIES AND ITS PERFORMANCE MAY BE MORE VOLATILE. THE FUND CONTAINS INTERNATIONAL SECURITIES THAT MAY PROVIDE THE OPPORTUNITY FOR GREATER RETURN BUT ALSO HAVE SPECIAL RISKS ASSOCIATED WITH FOREIGN INVESTING INCLUDING FLUCTUATIONS IN CURRENCY, GOVERNMENT REGULATION, DIFFERENCES IN ACCOUNTING STANDARDS AND LIQUIDITY.

Investor Class Performance as of November 30, 2013

--------------------------------------------------------------------------------

                                                     Philadelphia Gold
                         OCMGX               OCMGX    and Silver Index
                     (without load)       (with load)     (XAU)(1)    S&P 500(2)
--------------------------------------------------------------------------------

 Six Months            (17.14)%            (20.87)%        (18.44)%      11.91%
--------------------------------------------------------------------------------

 One Year              (47.03)%            (49.41)%        (48.02)%      30.30%
--------------------------------------------------------------------------------

 3 Year Annualized     (24.55)%            (25.70)%        (24.60)%      17.73%
--------------------------------------------------------------------------------

 5 Year Annualized        1.72%              0.79%          (1.83)%      17.60%
--------------------------------------------------------------------------------

 10 Year Annualized       1.43%              0.96%          (1.12)%       7.69%
--------------------------------------------------------------------------------

Advisor Class Performance as of November 30, 2013
--------------------------------------------------------------------------------

                                               Philadelphia Gold
                                               and Silver Index
                                   OCMAX          (XAU)(1)            S&P 500(2)
--------------------------------------------------------------------------------

 Six Months                        (16.98)%         (18.44)%              11.91%
--------------------------------------------------------------------------------

 One Year                          (46.75)%         (48.02)%              30.30%
--------------------------------------------------------------------------------

 3 Year Annualized                 (24.17)%         (24.60)%              17.73%
--------------------------------------------------------------------------------

 Since Inception Annualized*        (12.96)%        (14.79)%              15.00%
--------------------------------------------------------------------------------

----------------
 *  Inception: April 1, 2010

THE PERFORMANCE DATA QUOTED ABOVE REPRESENTS PAST PERFORMANCE. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED ABOVE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FUND'S TOTAL ANNUAL OPERATING EXPENSES FOR THE OCM GOLD FUND INVESTOR CLASS AND ADVISOR CLASS ARE 1.99% AND 1.48% RESPECTIVELY. PLEASE REVIEW THE FUND'S PROSPECTUS FOR MORE INFORMATION REGARDING THE FUND'S FEES AND EXPENSES. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL TOLL-FREE 800-628-9403. THE RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS BUT DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

-------
1 The Philadelphia Gold and Silver Index (XAU) is an unmanaged capitalization-weighted index composed of 16 companies listed on U.S. exchanges involved in the gold and silver mining industry. The index is generally considered as representative of the gold and silver share market.

2 The S&P 500 Index, a registered trademark of McGraw-Hill Co., Inc. is a market capitalization-weighted index of 500 widely held common stocks. You cannot invest directly in an index.

                                 OCM GOLD FUND
                  SCHEDULE OF INVESTMENTS - NOVEMBER 30, 2013

---------------------------------------------------------------------
Shares                                                      Value
---------------------------------------------------------------------
COMMON STOCKS 87.6%
MAJOR GOLD PRODUCERS 28.1%
 137,722 AngloGold Ashanti Ltd. ADR ................  $      1,871,642
 200,000 Gold Fields Ltd. ADR ......................           802,000
 450,050 Goldcorp, Inc. ............................        10,108,123
 258,200 Kinross Gold Corp. ........................         1,216,122
 107,961 Newmont Mining Corp. ......................         2,680,672
 280,000 Sibanye Gold Ltd. ADR .....................         1,386,000
                                                      ----------------
                                                            18,064,559
                                                      ----------------
INTERMEDIATE/MID-TIER GOLD PRODUCERS 35.2%
  127,250 Agnico-Eagle Mines Ltd. ..................         3,504,465
  250,000 Alacer Gold Corp. ........................           501,129
  500,000 Centerra Gold, Inc. ......................         1,496,330
  360,833 Eldorado Gold Corp. ......................         2,204,690
  520,200 IAMGOLD Corp .............................         2,268,072
  149,900 New Gold, Inc.* ..........................           798,967
  122,500 Randgold Resources Ltd. ADR ..............         8,666,875
  348,250 Yamana Gold, Inc. ........................         3,165,592
                                                      ----------------
                                                            22,606,120
                                                      ----------------
JUNIOR GOLD PRODUCERS 5.5%
   175,000 Argonaut Gold Ltd.* .....................           923,913
   568,400 B2Gold Corp.* ...........................         1,187,510
   100,000 Dundee Precious Metals, Inc.* ...........           301,148
   500,000 Mandalay Resources Corp. ................           376,435
 1,281,500 Wesdome Gold Mines Ltd.* ................           741,693
                                                      ----------------
                                                             3,530,699
                                                      ----------------

EXPLORATION AND DEVELOPMENT COMPANIES 5.4%

  500,000 Amarillo Gold Corp.* .....................            47,055
2,190,000 Avala Resources Ltd.* ....................           103,049
  150,000 MAG Silver Corp.* ........................           903,444
  300,000 Sabina Silver Corp.* .....................           163,749
5,000,040 Sutter Gold Mining, Inc.* ................           399,966
  100,000 Tahoe Resources, Inc.*^ ..................         1,765,481
    5,600 Tahoe Resources, Inc.* ...................            99,568
                                                      ----------------
                                                             3,482,312
                                                      ----------------
PRIMARY SILVER PRODUCERS 7.9%

200,000 Fortuna Silver Mines, Inc.* ................           671,937
210,000 Silver Wheaton Corp. .......................         4,383,399
                                                      ----------------
                                                             5,055,336
                                                      ----------------

---------------------------------------------------------------------
Shares                                                      Value
---------------------------------------------------------------------

OTHER 5.5%
    5,200 Franco-Nevada Corp. ......................  $        209,820
   14,800 Franco-Nevada Corp.^ .....................           593,476
   60,000 Royal Gold, Inc. .........................         2,705,400
                                                      ----------------
                                                             3,508,696
                                                      ----------------
TOTAL COMMON STOCKS
          (Cost $27,157,635) .......................        56,247,722
                                                      ----------------
EXCHANGE TRADED FUND 7.0%
   37,500 SPDR Gold Trust* ...........................       4,526,250
                                                      ----------------
TOTAL EXCHANGE TRADED FUND
          (Cost $1,657,875) ........................         4,526,250
                                                      ----------------
WARRANTS 0.0%
   75,000 Veris Gold Corp.*
            Exercise Price 1.95 CAD,
            Exp. 12/18/2016 ........................            10,234
                                                      ----------------
TOTAL WARRANTS
          (Cost $0) ................................            10,234
                                                      ----------------
SHORT-TERM INVESTMENT 7.6%
4,857,306 UMB Money Market Fiduciary, 0.01% ........         4,857,306
                                                      ----------------

TOTAL SHORT-TERM INVESTMENT
          (Cost $4,857,306) ........................         4,857,306
                                                      ----------------
TOTAL INVESTMENTS ........................... 102.2%        65,641,512
          (Cost $33,672,816)
LIABILITIES LESS OTHER ASSETS ................ (2.2)%       (1,405,660)
                                                      ----------------
TOTAL NET ASSETS ............................ 100.0%  $     64,235,852
                                                      ----------------

-----------
ADR - American Depository Receipts.
CAD - Canadian Dollars.
 * Non-income producing security.
 ^ Denoted investment is a Canadian security traded on U.S. stock exchange.

                       See notes to financial statements.

                                 OCM GOLD FUND
            SCHEDULE OF INVESTMENTS - NOVEMBER 30, 2013 (CONTINUED)


                       SUMMARY OF INVESTMENTS BY COUNTRY

                                                               PERCENT OF
COUNTRY                               VALUE               INVESTMENT SECURITIES
--------------------------------------------------------------------------------

Canada                             $38,145,367                 58.1%
Jersey                               8,666,875                 13.2
South Africa                         4,059,642                  6.2
United States(1)                    14,769,628                 22.5
--------------------------------------------------------------------------------

TOTAL                              $65,641,512                100.0%
================================================================================

(1) Includes short-term investments.

                       See notes to financial statements.

                                 OCM GOLD FUND
            STATEMENT OF ASSETS AND LIABILITIES - NOVEMBER 30, 2013


ASSETS:
   Investments in unaffiliated issuers, ................
     at value (cost $33,672,816) .......................        $   65,641,512
   Investment securities sold ..........................             4,410,661
   Interest and dividends receivable ...................                40,519
   Receivable from fund shares sold ....................                 5,000
   Prepaid expenses and other assets ...................                21,301
                                                                --------------
      Total assets .....................................            70,118,993
                                                                --------------

LIABILITIES:
   Investment securities purchased .....................             4,336,088
   Payable for fund shares redeemed ....................             1,271,051
   Due to investment adviser ...........................                53,059
   Accrued distribution fees ...........................               149,254
   Accrued Trustees' fees ..............................                 2,500
   Accrued expenses and other liabilities ..............                71,189
                                                                --------------
      Total liabilities ................................             5,883,141
                                                                --------------
      Net Assets .......................................        $   64,235,852
                                                                ==============
NET ASSETS CONSIST OF:
   Shares of beneficial interest, no par value:
    unlimited shares authorized ........................        $   31,717,835
   Undistributed net investment loss ...................            (1,987,404)
   Accumulated net realized gain on investments
    and foreign currency transactions. .................             2,536,890
   Net unrealized appreciation on investments
    and foreign currency translations ..................            31,968,531
                                                                --------------
      Net Assets .......................................        $   64,235,852
                                                                ==============

CALCULATION OF MAXIMUM OFFERING PRICE:
   INVESTOR CLASS:
       Net asset value and redemption price per share           $        11.26
       Maximum sales charge (4.50% of offering price)                     0.53
                                                                --------------
       Offering price to public ........................        $        11.79
                                                                --------------
       Shares outstanding ..............................             4,638,839
                                                                ==============
   ADVISOR CLASS: ......................................
      Net asset value and redemption price per share ...        $        11.49
                                                                --------------
      Shares outstanding ...............................             1,044,902
                                                                ==============
      Total Shares outstanding .........................             5,683,741
                                                                ==============


                       See notes to financial statements.

                                 OCM GOLD FUND
             STATEMENT OF OPERATIONS - YEAR ENDED NOVEMBER 30, 2013

INVESTMENT INCOME:
   Interest ...............................................    $            80
   Dividend (net of foreign withholding taxes of $197,832)           1,266,339
                                                               ---------------
      Total investment income .............................          1,266,419
                                                               ---------------
EXPENSES: .................................................

   Investment advisory fees ...............................            876,851
   Distribution fees - Investor Class .....................            622,935
   Distribution fees - Advisor Class ......................             33,292
   Fund administration and accounting fees ................            146,760
   Transfer agent fees and expenses .......................            114,424
   Professional fees ......................................             53,505
   Federal and state registration fees ....................             38,242
   Custody fees ...........................................             25,621
   Chief Compliance Officer fees ..........................             25,133
   Reports to shareholders ................................             18,350
   Trustees' fees .........................................             10,000
   Other expenses .........................................              9,769
                                                               ---------------
      Total expenses ......................................          1,974,882
                                                               ---------------
      Net investment loss .................................           (708,463)
                                                               ---------------

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
   Net realized gain on investments and
    foreign currency transactions .........................          3,273,721
   Net change in unrealized depreciation on investments
    and foreign currency translations .....................        (66,178,788)
                                                               ---------------
      Net loss on investments .............................        (62,905,067)
                                                               ---------------
NET DECREASE IN NET ASSETS FROM OPERATIONS ................    $   (63,613,530)
                                                               ===============




                       See notes to financial statements.


                                 OCM GOLD FUND
                      STATEMENTS OF CHANGES IN NET ASSETS


                                                               YEAR          YEAR
                                                              ENDED          ENDED
                                                            NOV. 30,        NOV. 30,
                                                              2013            2012
                                                          ------------   ------------
OPERATIONS:
   Net investment loss ................................  $   (708,463)  $ (1,479,182)
   Net realized gain on investments and
      foreign currency transactions ...................     3,273,721      2,093,376
   Net change in unrealized depreciation on investments
      and foreign currency translations ...............   (66,178,788)   (38,727,762)
                                                         ------------   ------------
   Net decrease in net assets resulting from operations   (63,613,530)   (38,113,568)
                                                         ------------   ------------
DISTRIBUTIONS PAID TO SHAREHOLDERS:
   INVESTOR CLASS:
      Distributions paid from net realized gains ......    (2,269,221)    (6,333,877)
                                                         ------------   ------------
      Total distributions from Investor Class .........    (2,269,221)    (6,333,877)
                                                         ------------   ------------
   ADVISOR CLASS:
      Distributions paid from net realized gains ......      (324,079)      (788,733)
                                                         ------------   ------------
      Total distributions from Advisor Class ..........      (324,079)      (788,733)
                                                         ------------   ------------
      Total distributions .............................    (2,593,300)    (7,122,610)
                                                         ------------   ------------
FUND SHARE TRANSACTIONS:
   INVESTOR CLASS:
      Net proceeds from shares sold ...................     2,805,157      5,315,526
      Distributions reinvested ........................     2,094,448      5,917,821
      Payment for shares redeemed (1) .................   (20,515,001)   (13,826,436)
                                                         ------------   ------------
      Net decrease in net assets from
        Investor Class share transactions .............   (15,615,396)    (2,593,089)
                                                         ------------   ------------
   ADVISOR CLASS:
      Net proceeds from shares sold ...................     4,587,915      2,548,075
      Distributions reinvested ........................       294,659        628,170
      Payment for shares redeemed (2) .................    (1,432,205)    (1,371,834)
                                                         ------------   ------------
      Net increase in net assets from
        Advisor Class share transactions ..............     3,450,369      1,804,411
                                                         ------------   ------------
      Net decrease in net assets from
        Fund share transactions .......................   (12,165,027)      (788,678)
                                                         ------------   ------------
TOTAL DECREASE IN NET ASSETS ..........................   (78,371,857)   (46,024,856)
NET ASSETS, BEGINNING OF YEAR .........................   142,607,709    188,632,565
                                                         ------------   ------------
NET ASSETS, END OF YEAR ...............................  $ 64,235,852   $142,607,709
                                                         ============   ============

                       See notes to financial statements.



                                      OCM GOLD FUND
                          STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)


                                                          YEAR ENDED      YEAR ENDED
                                                            NOV. 30,        NOV. 30,
                                                              2013           2012
                                                          ------------   ------------
ACCUMULATED NET INVESTMENT LOSS .......................  $ (1,987,404)   $(2,728,825)
                                                         ============    ===========
TRANSACTIONS IN SHARES:
   INVESTOR CLASS:
      Shares sold .....................................       181,993        230,629
      Shares issued on reinvestment of distributions          104,305        259,803
      Shares redeemed .................................    (1,425,698)      (620,016)
                                                         ------------   ------------
      Net decrease in Investor Class shares outstanding    (1,139,400)      (129,584)
                                                         ============    ===========
   ADVISOR CLASS:
      Shares sold .....................................       338,942        110,769
      Shares issued on reinvestment of distributions           14,451         27,272
      Shares redeemed .................................       (95,809)       (58,078)
                                                         ------------   ------------
      Net increase in Advisor Class shares outstanding        257,584         79,963
                                                         ============    ===========
      Net decrease in Fund shares outstanding .........      (881,816)       (49,621)
                                                         ============    ===========


1 Net of redemption fees of $5,270 for the year ended November 30, 2013 and $1,371 for the year ended November 30, 2012, respectively.

2 Net of redemption fees of $5,492 for the year ended November 30, 2013 and $5,048 for the year ended November 30, 2012, respectively.


                       See notes to financial statements.

                                 OCM GOLD FUND
               NOTES TO FINANCIAL STATEMENTS - NOVEMBER 30, 2013


NOTE 1. ORGANIZATION

     OCM Mutual Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 6, 1984 and consists of the OCM Gold Fund (the "Fund"). The investment objective for the Fund is long-term growth of capital through investing primarily in equity securities of domestic and foreign companies engaged in activities related to gold and precious metals.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     SECURITY VALUATION - Portfolio securities that are listed on national securities exchanges, other than the NASDAQ Stock Market LLC, are valued at the last sale price as of the close of business of such securities exchanges, or, in the absence of recorded sales, at the average of readily available closing bid and ask prices on such exchanges. NASDAQ Global Select Market, Global Market and Capital Market securities are valued at the NASDAQ Official Closing Price ("NOCP"). If a NOCP is not issued for a given day, these securities are valued at the average of readily available closing bid and asked prices. Unlisted securities are valued at the average of the quoted bid and ask prices in the over-the-counter market. Short-term investments which mature in less than 60 days are valued at amortized cost (unless the Board of Trustees determines that this method does not represent fair value). Short-term investments which mature after 60 days are valued at market. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the investment adviser under procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees. For each investment that is fair valued, the investment adviser considers, to the extent applicable, various factors including, but not limited to, the type of security, the financial condition of the company, comparable companies in the public market, the nature and duration of the cause for a quotation not being readily available and other relevant factors.

     Under FAIR VALUE MEASUREMENTS AND DISCLOSURES, various inputs are used in determining the value of the Fund's investments. These inputs are summarized into three broad levels as described below:

     o    Level 1 - quoted prices in active markets for identical securities

     o Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, and evaluated quotation obtained from pricing services)

     o Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

                                 OCM GOLD FUND
         NOTES TO FINANCIAL STATEMENTS - NOVEMBER 30, 2013 (CONTINUED)


     The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of November 30, 2013, in valuing the Fund's assets:

   SECTOR                                  LEVEL 1      LEVEL 2    LEVEL 3     TOTAL
---------------------------------------------------------------------------------------
COMMON STOCKS
---------------------------------------------------------------------------------------
  Major Gold Producers                    $18,064,559 $   --    $     --    $18,064,559
---------------------------------------------------------------------------------------
  Intermediate/Mid-Tier Gold Producers     22,606,120     --          --     22,606,120
---------------------------------------------------------------------------------------
  Junior Gold Producers                     3,530,699     --          --      3,530,699
---------------------------------------------------------------------------------------
  Exploration and Development Companies     3,482,312     --          --      3,482,312
---------------------------------------------------------------------------------------
  Primary Silver Producers                  5,055,336     --          --      5,055,336
---------------------------------------------------------------------------------------
  Other                                     3,508,696     --          --      3,508,696
---------------------------------------------------------------------------------------
EXCHANGE TRADED FUND                        4,526,250     --          --      4,526,250
---------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT                       4,857,306     --          --      4,857,306
---------------------------------------------------------------------------------------
WARRANTS
---------------------------------------------------------------------------------------
  Junior Gold Producers                        10,234     --          --         10,234
---------------------------------------------------------------------------------------
TOTAL                                     $65,641,512  $  --    $     --    $65,641,512
---------------------------------------------------------------------------------------

     There were no Level 2 or 3 securities as of November 30, 2013. The Fund recognizes transfers between levels at the end of the reporting period. The Fund held one Level 2 security at November 30, 2012, which was a restricted security fair valued in accordance with procedures established by and under the general supervision of the Trust's Board of Trustees. At November 30, 2013, this security was no longer restricted and was publicly traded and as such, was considered a Level 1 security. This security represents the only transfer between levels. The following is a reconciliation of transfers between Levels for the Fund from November 30, 2012 to November 30, 2013, represented by recognizing the November 30, 2013 market value of securities:

--------------------------------------------
 Transfers into Level 1           $ 31,997
--------------------------------------------
 Transfers out of Level 1               --
--------------------------------------------
 NET TRANSFERS IN OF LEVEL 1      $ 31,997
--------------------------------------------

--------------------------------------------
 Transfers into Level 2           $     --
--------------------------------------------
 Transfers out of Level 2          (31,997)
--------------------------------------------
 NET TRANSFERS OUT OF LEVEL 2     $(31,997)
--------------------------------------------

                                 OCM GOLD FUND
         NOTES TO FINANCIAL STATEMENTS - NOVEMBER 30, 2013 (CONTINUED)


     FOREIGN CURRENCY - Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations for the year ended November 30, 2013 are included within the realized and unrealized gain/loss on investments section of the Statement of Operations.

     Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates. Such fluctuations for the year ended November 30, 2013 are included within the realized and unrealized gain/loss on investments section of the Statement of Operations.

     FEDERAL INCOME TAXES - The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income to its shareholders which will be sufficient to relieve it from all or substantially all federal income taxes.

     ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES ("Income Tax Statement") requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund's tax returns to determine whether these positions meet a "more-likely-than-not" standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the "more-likely-than-not" recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on the Statement of Operations. As of November 30, 2013, the Fund did not have any interest or penalties associated with the underpayment of any income taxes.

     The Income Tax Statement requires management of the Fund to analyze all open tax years, fiscals years 2010-2013 as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the year ended November 30, 2013, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

     SHARE CLASSES - The Fund offers two classes of shares, Investor Class and Advisor Class. The outstanding shares of the Fund on April 1, 2010 were renamed "Investor Class shares." The Advisor Class shares commenced operations on April 1, 2010. The two classes represent interests in the same portfolio of investments and have the same rights. Investor Class shares are subject to an annual 12b-1 fee of up to 0.99% of the Fund's average daily net assets allocable to Investor Class shares, whereas Advisor Class shares are subject to an annual 12b-1 fee of up to 0.25% of the Fund's average daily net assets allocable to Advisor Class shares. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding.

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME - Securities transactions are accounted for on a trade date basis. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

     DISTRIBUTIONS TO SHAREHOLDERS - The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial statement and tax purposes. To the extent that these differences are attributable to permanent book and tax accounting differences, the components of net assets have been adjusted.

     REDEMPTION FEE - A 1.50% redemption fee is retained by the Fund to offset transaction costs and other expenses associated with short-term investing. The fee is imposed on redemptions or exchanges of shares held less than three months from their purchase date. The Fund records the fee as a reduction of shares redeemed and as a credit to shares of beneficial interest. For the year ended November 30, 2013, the Investor Class and the Advisor Class received $5,270 and $5,492 in redemption fees, respectively. For the year ended November, 2013, the Advisor class also had reversals of redemption fees from the prior fiscal year in the amount of $3,574.

                                 OCM GOLD FUND
         NOTES TO FINANCIAL STATEMENTS - NOVEMBER 30, 2013 (CONTINUED)


     GUARANTEES AND INDEMNIFICATIONS - In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

     USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

     DERIVATIVE INSTRUMENTS - Equity securities in the gold mining industry, particularly the smaller companies, may occasionally issue warrants as part of their capital structure. A warrant gives the holder the right to purchase the underlying equity at the exercise price until the expiration date of the warrant. The Fund may hold such warrants for exposure to smaller companies in the portfolio or other reasons associated with the Fund's overall objective of long-term growth, though warrants will typically not be a significant part of the Fund's portfolio. The Fund's maximum risk in holding warrants is the loss of the entire amount paid for the warrants. The Fund acquired one set of warrants during the year ended November 30, 2013. The Fund realized a gain of $54,272 on the sale of one set of warrants during the year ended November 30, 2013 which is included within the "Net realized gain on investments and foreign currency transactions" on the Statement of Operations. At November 30, 2013, the Fund held warrants as listed on the Schedule of Investments.

     SUBSEQUENT EVENTS - Management has evaluated subsequent events and determined there were no subsequent events that require recognition or disclosure in the financial statements.

NOTE 3. INVESTMENT ADVISORY AGREEMENT AND AFFILIATED PARTIES

     The Fund has an investment advisory agreement with Orrell Capital Management, Inc. ("OCM"). Under the agreement, the Fund pays OCM a fee computed daily and payable monthly, at the following annual rates based upon average daily net assets:


ASSETS                                            FEE RATE
------                                            --------
$0 to $250 million .......................         0.950%
$250 million to $500 million .............         0.800%
$500 million to $1 billion ...............         0.700%
Over $1 billion ..........................         0.600%

     The Fund does not compensate Trustees and Officers affiliated with OCM. For the year ended November 30, 2013, the expenses accrued for Trustees who are not affiliated with OCM are reported on the Statement of Operations. The Fund pays the salary and related expenses of the Fund's Chief Compliance Officer. The expenses accrued for the Chief Compliance Officer are reported on the Statement of Operations.

NOTE 4. DISTRIBUTION AGREEMENT AND PLAN

     The Trust has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. The Plan authorizes the Fund to reimburse the distributor for marketing expenses incurred in distributing shares of the Fund, including the cost of printing sales material and making payments to dealers of the Fund's Investor Class and Advisor Class, in any fiscal year, subject to limits of 0.99% and 0.25%, respectively, of the average daily net assets of each respective class. For the year ended November 30, 2013, the Investor Class and the Advisor Class accrued $622,935 and $33,292, respectively, in expenses under the Plan.

                                 OCM GOLD FUND
         NOTES TO FINANCIAL STATEMENTS - NOVEMBER 30, 2013 (CONTINUED)


NOTE 5. PURCHASES AND SALES OF SECURITIES

     Purchases and sales of investment securities (excluding short-term securities and U.S. government obligations) for the year ended November 30, 2013 were $7,315,244 and $26,038,703, respectively. There were no purchases or sales of U.S. government obligations.

NOTE 6. FEDERAL INCOME TAX INFORMATION

     At November 30, 2013, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost for federal income tax purposes were as follows:


Cost of investments ..............................                 $34,906,111
                                                                   -----------
Unrealized appreciation ..........................                 $32,964,055
Unrealized depreciation ..........................                  (2,228,654)
Unrealized appreciation on foreign currency ......                        (165)
                                                                   -----------
Net unrealized appreciation on
    investments...................................                 $30,735,236
                                                                   -----------

     The difference between cost amounts for financial statement and federal income tax purposes is due primarily to investments in passive foreign investment companies ("PFICs").

     The tax character of distributions paid during the fiscal years ended November 30, 2013 and 2012 was as follows:

                                                   2013                  2012
                                               -----------           -----------
Ordinary income ....................           $      --             $      --
Net long-term capital gains ........             2,593,300             7,122,610
                                               -----------           -----------
Total distributions ................           $ 2,593,300           $ 7,122,610
                                               ===========           ===========

     As of November 30, 2013 the components of accumulated earnings on a tax basis were as follows:


Undistributed ordinary income ................            $       --
Undistributed long-term gains ................               2,492,975
                                                          ------------
Tax accumulated earnings .....................               2,492,975
Accumulated capital and other losses .........                (710,194)
Unrealized appreciation on investments .......              30,735,236
                                                          ------------
Total accumulated earnings ...................            $ 32,518,017
                                                          ------------


     The Fund has $710,194 in qualified late-year losses, which are deferred until fiscal year 2014 for tax purposes. Net late-year ordinary losses incurred after December 31 and within the taxable year and net late-year specified losses incurred after October 31 and within the taxable year are deemed to arise on the first day of the Fund's next taxable year.

                                 OCM GOLD FUND
         NOTES TO FINANCIAL STATEMENTS - NOVEMBER 30, 2013 (CONTINUED)


NOTE 7. CONCENTRATION OF RISK

     Investing in foreign securities involves certain risks not necessarily found in U.S. markets. These include risks associated with adverse changes in economic, political, regulatory and other conditions, changes in currency exchange rates, exchange control regulations, expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments or capital gains, and possible difficulty in obtaining and enforcing judgments against foreign entities. Further, issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting, and disclosure requirements than domestic issuers.

     As the Fund concentrates its investments in the gold mining industry, a development adversely affecting the industry (for example, changes in the mining laws which increases production costs or a significant decrease in the market price of gold) would have a greater adverse effect on the Fund than it would if the Fund invested in a number of different industries.

NOTE 8. ILLIQUID SECURITIES

     The Fund may invest up to 15% of net assets in securities for which there is no readily available market ("illiquid securities"). The 15% limitation includes securities whose disposition would be subject to legal restrictions ("restricted securities"). Illiquid and restricted securities often have a market value lower than the market price of unrestricted securities of the same issuer and are not readily marketable without some time delay. This could result in the Fund being unable to realize a favorable price upon disposition of such securities and in some cases might make disposition of such securities at the time desired by the Fund impossible.

NOTE 9. NEW ACCOUNTING PRONOUNCEMENTS

     In January 2013, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2013-01 CLARIFYING THE SCOPE OF DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES. This update gives additional clarification to the FASB ASU No. 2011-11 Disclosures about Offsetting Assets and Liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. Management is currently evaluating the impact ASU 2013-01 will have on the financial statement disclosures.

                                 OCM GOLD FUND
                      FINANCIAL HIGHLIGHTS INVESTOR CLASS



                                           YEAR ENDED  YEAR ENDED   YEAR ENDED  YEAR ENDED    YEAR ENDED
                                            NOV. 30,    NOV. 30,     NOV. 30,     NOV. 30,     NOV. 30,
PER SHARE OPERATING PERFORMANCE               2013        2012         2011         2010         2009
                                         ---------------------------------------------------------------

(For a share outstanding throughout each year)
Net asset value, beginning of year ....  $    21.68    $   28.49    $   30.53    $    24.68    $   12.35
                                         ----------    ---------    ---------    ----------    ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ...................       (0.27)       (0.25)       (0.29)        (0.43)       (0.29)
Net realized and unrealized
  gain/(loss) on investments
  and foreign currency transactions ...       (9.75)       (5.48)        0.76          6.81        12.65
                                         ----------    ---------    ---------    ----------    ---------
Total from investment operations ......      (10.02)       (5.73)        0.47          6.38        12.36
                                         ----------    ---------    ---------    ----------    ---------
LESS DISTRIBUTIONS:
Dividends from net investment income           --           --           --            --           --
Distribution from net realized gains          (0.40)       (1.08)       (2.51)        (0.53)       (0.03)
                                         ----------    ---------    ---------    ----------    ---------
Total distributions ...................       (0.40)       (1.08)       (2.51)        (0.53)       (0.03)
                                         ----------    ---------    ---------    ----------    ---------
Net asset value, end of year ..........  $    11.26    $   21.68    $   28.49    $    30.53    $   24.68
                                         ----------    ---------    ---------    ----------    ---------
TOTAL RETURN* .........................      (47.03)%     (20.27)%       1.70%        26.70%      100.14%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's) ....  $   52,231    $ 125,286    $ 168,305    $  175,802    $ 159,833
Ratio of expenses to average net assets        2.22%        1.99%        1.73%         1.93%        1.94%
Ratio of net investment loss to
  average net assets ..................       (0.85)%      (1.04)%      (1.03)%       (1.57)%      (1.59)%
Portfolio turnover rate ...............           8%           1%           5%           12%           6%

  * Assumes no sales charge.





                       See notes to financial statements.

                                 OCM GOLD FUND
                       FINANCIAL HIGHLIGHTS ADVISOR CLASS



                                                                                        FOR THE PERIOD
                                                  YEAR ENDED  YEAR ENDED   YEAR ENDED   APRIL 1, 2010#-
                                                     NOV. 30,   NOV. 30,     NOV. 30,     NOV. 30,
PER SHARE OPERATING PERFORMANCE                       2013        2012         2011         2010
                                                 ------------------------------------------------------

(For a share outstanding throughout each period)
Net asset value, beginning of period ...........  $   22.00    $   28.74    $   30.65    $   22.24
                                                  ---------    ---------    ---------    ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss) ...................      (0.08)       (0.12)       (0.18)       (0.13)
Net realized and unrealized
  gain/(loss) on investments
  and foreign currency
  transactions .................................     (10.03)       (5.54)        0.78         8.54
                                                  ---------    ---------    ---------    ---------
Total from investment operations ...............     (10.11)       (5.66)        0.60         8.41
                                                  ---------    ---------    ---------    ---------
LESS DISTRIBUTIONS:
Dividends from net investment income ...........       --           --           --           --
Distribution from net realized gains ...........      (0.40)       (1.08)       (2.51)        --
                                                  ---------    ---------    ---------    ---------
Total distributions ............................      (0.40)       (1.08)       (2.51)        --
                                                  ---------    ---------    ---------    ---------
Net asset value, end of period .................  $   11.49    $   22.00    $   28.74    $   30.65
                                                  ---------    ---------         --      ---------
TOTAL RETURN ...................................     (46.75)%     (19.83)%       2.15%       37.81%(1)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ...........  $  12,005    $  17,322    $  20,328    $  20,386
Ratio of expenses to average net assets ........       1.69%        1.48%        1.30%        1.34%(2)
Ratio of net investment loss to
  average net assets ...........................      (0.31)%      (0.52)%      (0.60)%      (0.98)%(2)
Portfolio turnover rate ........................          8%           1%           5%          12%(1)

  #  Inception date of Advisor Class.
  (1) Not annualized for periods less than one year.

  (2) Annualized for periods less than one year.





                       See notes to financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of OCM Gold Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of OCM Gold Fund (the "Fund"), as of November 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2013, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of November 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ DELOITTE & TOUCHE LLC
-------------------------
Milwaukee, Wisconsin
January 29, 2014

                                 OCM GOLD FUND
      EXPENSE EXAMPLE - FOR THE PERIOD ENDED NOVEMBER 30, 2013 (UNAUDITED)

     As a shareholder of the OCM Gold Fund (the "Fund"), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees on certain redemptions; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2013 to November 30, 2013 (the "period").

ACTUAL EXPENSES

     The first line of the tables below provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the periods.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The second lines "Investor Class" and "Advisor Class" in the table below provide information about hypothetical account values and hypothetical expenses based on each class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the classes of the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

     Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the second lines below "Investor Class" and "Advisor Class" in the table are useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.


EXPENSES PAID DURING THE PERIOD

                                                                     EXPENSES PAID
                             BEGINNING            ENDING               DURING THE
                           ACCOUNT VALUE       ACCOUNT VALUE          PERIOD ENDED
                           JUNE 1, 2013      NOVEMBER 30, 2013     NOVEMBER 30, 2013*
                           ------------      -----------------     -----------------
INVESTOR CLASS
Actual                      $ 1,000.00           $  828.60               $ 10.03
Hypothetical (5% return
   before expenses)           1,000.00            1,014.03                 11.05
ADVISOR CLASS
Actual                        1,000.00              830.20                  7.99
Hypothetical (5% return
   before expenses)           1,000.00            1,016.27                  8.80

* Expenses are equal to the Investor Class' and Advisor Class' annualized expense ratios of 2.19% and 1.74%, respectively, for the period, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

                                 OCM GOLD FUND
             INVESTMENTS BY SECTOR - NOVEMBER 30, 2013 (UNAUDITED)
                         AS A PERCENTAGE OF NET ASSETS

 PIE CHART OMITTED

                   Intermediate/Mid-Tier Gold Producers           34.4%
                   Major Gold Producers                           27.5%
                   Primary Silver Producers                        7.7%
                   Short-Term Investment                           7.4%
                   Exchange Traded Fund                            6.9%
                   Other                                           5.4%
                   Exploration and Development Companies           5.3%
                   Junior Gold Producers                           5.4%

     A description of the Fund's proxy voting policies and procedures and a record of the Fund's proxy votes for the year ended June 30, 2013 are available without charge, upon request by calling toll free 1-800-779-4681 and on the Securities and Exchange Commission's (SEC) website at http://www.sec.gov. The Fund's proxy voting policies and procedures are also available on the Fund's website at http://www.ocmgoldfund.com

     The Fund will file its complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q will be available on the EDGAR database on the SEC's website at http://www.sec.gov. These Forms may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                         OCM GOLD FUND - INVESTOR CLASS
         PERFORMANCE RESULTS - YEAR ENDED NOVEMBER 30, 2013 (UNAUDITED)
      (ALL PERFORMANCE MEASUREMENTS REFLECT THE MAXIMUM SALES LOAD CHARGES
                    WHERE APPLICABLE FOR EACH PERIOD SHOWN.)

                AVERAGE ANNUAL TOTAL RETURNS
                                              PHILADELPHIA
               INVESTOR       S&P 500(R)           GOLD &
                 CLASS          INDEX         SILVER INDEX
             -------------   -------------   ----------------
1 year          -49.41%          30.30%          -48.02%
5 year            0.79%          17.60%           -1.83%
10 year           0.96%           7.69%           -1.12%

     The graph below compares the change in value of a $10,000 investment in the Investor Class of the OCM Gold Fund with the S&P 500(R) Index and the Philadelphia Gold and Silver Index since November 30, 2003.


                                                                Philadelphia
                       Investor Class          S&P 500(R)       Gold & Silver

     11/30/03              9,551                 10,000             10,000
     11/30/04              8,566                 11,286              9,841
     11/30/05              8,937                 12,239             10,700
     11/30/06             14,216                 13,981             14,097
     11/30/07             16,440                 15,060             16,335
     11/30/08             10,103                  9,323              9,805
     11/30/09             20,221                 11,690             17,838
     11/30/10             25,620                 12,852             20,854
     11/30/11             26,055                 13,859             20,688
     11/30/12             20,774                 16,094             17,197
     11/30/13             11,005                 20,970              8,938



     The returns shown include the reinvestment of all dividends and the maximum sales load charge, but do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results.

     The Philadelphia Gold and Silver Index (XAU) is an unmanaged capitilization-weighted index composed of 16 companies listed on U.S. exchanges involved in the gold and silver mining industry. The index is generally considered as representative of the gold and silver share market.

     The S&P 500(R) Index is a broad unmanaged index generally considered as representative of the U.S. equity market.

                    OCM GOLD FUND - ADVISOR CLASS
                Performance Results - Year Ended November 30, 2013 (Unaudited)



                                                           PHILADELPHIA
                            ADVISOR        S&P 500(R)           GOLD &
                             CLASS           INDEX         SILVER INDEX

                          -------------   ------------    ----------------
1 year                      -46.75%         30.30%           -48.02%
Since Inception on 4/1/10   -12.96%         15.00%           -14.79%

     The graph below compares the change in value of a $10,000 investment in the Advisor Class of the OCM Gold Fund with the S&P 500(R) Index and the Philadelphia Gold and Silver Index since April 1, 2010 (inception date of Advisor Class).

                                                               Philadelphia
                              Advisor Class   S&P 500(R)     Gold & Silver

               4/1/10            10,000         10,000            10,000
             11/30/10            13,781         10,234            12,970
             11/30/11            14,078         11,036            12,867
           11/30/2012            11,286         12,816            10,696
           11/30/2013             6,010         16,699             5,559


     The returns shown include the reinvestment of all dividends and the maximum sales load charge, but do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results.

     The Philadelphia Gold and Silver Index (XAU) is an unmanaged capitilization-weighted index composed of 16 companies listed on U.S. exchanges involved in the gold and silver mining industry. The index is generally considered as representative of the gold and silver share market.

     The S&P 500(R) Index is a broad unmanaged index generally considered as representative of the U.S. equity market.

                                      OCM GOLD FUND
              ANNUAL RENEWAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

     On October 15, 2013, the Board of Trustees of OCM Mutual Fund approved the continuation of the Fund's investment advisory agreement with Orrell Capital Management, Inc. (the "Adviser"). Prior to approving the continuation of the agreement, the Board considered:

     o    the nature, extent and quality of the services provided by the Adviser

     o    the investment performance of the Fund

     o the costs of the services to be provided and profits to be realized by the Adviser from its relationship with the Fund

     o the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect those economies of scale

     o    the expense ratio of the Fund

     In considering the nature, extent and quality of the services provided by the Adviser, the Board considered an oral presentation by the Adviser describing the portfolio management, shareholder communication, and regulatory compliance services provided by the Adviser to the Fund. The Trustees concluded that the Adviser appears to be providing essential services to the Fund.

     The Trustees compared the performance of the Fund to benchmark indices over various periods of time. The Adviser provided information regarding and led discussions of factors impacting the performance of the Fund, outlining current market conditions and explaining the Adviser's expectations and strategies for the future. The Trustees considered reasons for the negative performance of the Fund (noting that the Fund had outperformed its benchmark index) and the steps taken by the Adviser in an effort to improve the performance of the Fund. Based on this information, the Trustees concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Fund were sufficient to support renewal of the Investment Advisory Agreement. The Trustees noted that the Fund adhered to its investment style.

     In concluding that the advisory fees payable by the Fund were reasonable, the Trustees reviewed the profits realized by the Adviser, from its relationship with the Fund and concluded that such profits were reasonable and not excessive. As part of its analysis the Board considered the value of the research the Adviser received from broker-dealers executing securities transactions for the Fund. The Trustees also reviewed reports comparing the expense ratios of each class and advisory fees paid by the Fund to those paid by other comparable mutual funds in the same category and concluded that the advisory fees paid by the Fund and the expense ratios of each class of the Fund were in the range of comparable mutual funds.

     The Trustees also considered whether the Investment Advisory Agreement fee schedule should be adjusted for an increase in assets under management. They concluded that the existing "breakpoints" embodied in the Investment Advisory Agreement resulted in substantially lower fee rates than those of comparable mutual funds.

LONG TERM CAPITAL GAINS DESIGNATION (UNAUDITED)

     Pursuant to IRC 852(b)(3) of the Internal Revenue Code OCM Gold Fund hereby designates $2,593,300 as long-term capital gains distributed during the year ended November 30, 2013.

OCM GOLD FUND

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

     The business and affairs of the Funds are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Fund is set forth below. The Fund's Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling 1-800-779-4681.

INDEPENDENT TRUSTEES*

  INDEPENDENT TRUSTEES*
-------------------------------------------------------------------------------------------------------------------
                                                                                                        OTHER
                                            TERM OF                                                     HELD BY
                                            OFFICE                                                    TRUSTEE OR
                            POSITION(S)   AND LENGTH    PRINCIPAL OCCUPATION(S)                       NOMINEE FOR
NAME, ADDRESS AND AGE     HELD WITH FUND  OF SERVICE    DURING PAST 5 YEARS                              TRUSTEE
-------------------------------------------------------------------------------------------------------------------
JOHN L. CRARY               Trustee        Indefinite   Since 1999 Mr. Crary has been                   Scheid
1536 Holmes Street,         (Chairman of   Since 2004   the managing member of Crary Enterprises,     Vineyards,
Livermore, California 94550 the Board)                  LLC, a private investment company.               Inc.
Age 60                                                  Since 1988 Mr. Crary has been an
                                                        independent corporate financial advisor
                                                        and private investor in various biotechnology,
                                                        software and other early stage business
                                                        ventures. Mr. Crary began his business
                                                        career as an investment banker with E.F.
                                                        Hutton & Company Inc.


DOUG WEBENBAUER             Trustee        Indefinite   Chief Financial Officer of M.E. Fox &            None
1536 Holmes Street,                        Since 2005   Company, Inc., a beer distributor,
Livermore, California 94550                             since 1999.
Age 53


INTERESTED TRUSTEES AND OFFICERS**
-------------------------------------------------------------------------------------------------------------------
                                                                                                       OTHER
                                                                                                    DIRECTORSHIPS
                                            TERM OF                                                     HELD BY
                                            OFFICE                                                    TRUSTEE OR
                            POSITION(S)   AND LENGTH    PRINCIPAL OCCUPATION(S)                       NOMINEE FOR
NAME, ADDRESS AND AGE     HELD WITH FUND  OF SERVICE    DURING PAST 5 YEARS                              TRUSTEE
-------------------------------------------------------------------------------------------------------------------

GREGORY M. ORRELL           Trustee,       Indefinite   President of Orrell Capital Management, Inc.      None
1536 Holmes Street,         President,     Since 2004   since 1991.
Livermore, California 94550 Treasurer
Age 52

JACKLYN A. ORRELL***        Secretary      One year     Secretary of Orrell Capital Management, Inc.       N/A
1536 Holmes Street,                        term         since 1999.
Livermore, California 94550                Since 2004
Age 79

N. LYNN BOWLEY              Chief         At            Compliance Officer of Northern Lights              N/A
1536 Holmes Street,         Compliance    discretion    Compliance Services, LLC (01/07 - present);
Livermore, California 94550 Officer       of the Board  Vice President of Investment Support
Age 55                                    Since October Services for Mutual of Omaha
                                          2008          Companies (2002 - 2006).
------------
*    "Independent" trustees are trustees who are not deemed to be "interested persons" of the Fund as defined in the Investment Company Act of 1940.
**   An "interested" trustee a trustee who is deemed to be an "interested person" of the Fund, as defined in the is Investment Company Act of 1940.
     Gregory M. Orrell is an interested person of the Fund because of his ownership in the Fund's investment adviser.
***  Ms. Orrell is the mother of Gregory M. Orrell, the President and a trustee of the Trust.

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


















                                 OCM Gold Fund
                                Distributed by:
                       Northern Lights Distributors, LLC
                              17605 Wright Street
                                Omaha, NE 68130
















                               0421-NLD-1/29/2014

ITEM 2. CODE OF ETHICS.

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party. A copy of this code of ethics is attached hereto as Exhibit (a)

There have been no amendments to the registrant's Sarbanes Oxley Code of Ethics during the reporting period for this Form N-CSR. There have also been no waivers granted by the Registrant to individuals covered by the Registrant's Code of Ethics during the reporting period for this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant's board of trustees has determined that Mr. Doug Webenbauer is an audit committee financial expert serving on its audit committee and that Mr. Webenbauer is independent.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements are listed below.


                        Fiscal year ended November       Fiscal year ended
                                 30, 2013                November 30, 2012
Audit Fees                        $29,600                     $28,700
Audit-Related Fees                  $0                          $0
Tax Fees                          $4,650                      $4,500
All Other Fees                      $0                          $0

The Registrant's audit committee has adopted an Audit Committee Charter that requires that the Audit Committee review the scope and plan of the registered public accounting firm's annual and interim examinations, approve the services (other than the annual audit) to be performed for the Registrant by the independent public accountants and approve the fees and other compensation payable to the independent accountants. During the fiscal years ended November 30, 2013 and 2012, all of the audit and non-audit services provided by the Registrant's principal accountant were pre-approved by the audit committee.

(f) None.

(g) None.

(h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

The schedules of investments in securities in unaffiliated issuers are included as part of the reports to shareholders filed under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS


Not applicable.

ITEM 10. SUBMISSIONS OF MATTERS TO A VOTE OF SECURITY HOLDERS

As of the end of the period covered by this report, the registrant had not adopted any procedures by which shareholders may recommend nominees to the registrant's Board of Directors.

ITEM 11. CONTROLS AND PROCEDURES.

The registrant's certifying officers have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2 under the Investment Company Act of 1940 (the "Act")) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-2 under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics - Filed as an attachment to this filing.

(a)(2) Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2(a)) - Filed as an attachment to this filing.

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) - Filed as an attachment to this filing.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OCM Mutual Fund

By: /s/ Gregory M. Orrell
    -----------------------
         Gregory M. Orrell
         President and Treasurer

Date: February 3, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Gregory M. Orrell
    ----------------------
         Gregory M. Orrell
         President and Treasurer

Date: February 3, 2014